CORPORATE OVERVIEW August 2022

2 This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 relating to our business, operations, and financial conditions, including but not limited to express or implied statements regarding the current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, our development plans, our preclinical and clinical results and other future conditions. Any forward-looking statements in this presentation are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this presentation, including, without limitation, risks relating to: (i) the success and timing of our ongoing clinical trials, (ii) the success and timing of our product development activities and initiating clinical trials, (iii) the success and timing of our collaboration partners’ product development activities, (iv) our ability to obtain and maintain regulatory approval of any of our product candidates, (v) our plans to research, discover and develop additional product candidates, (vi) our ability to enter into collaborations for the development of new product candidates, (vii) our ability to establish manufacturing capabilities, and our and our collaboration partners’ abilities to manufacture our product candidates and scale production, (viii) our ability to meet any specific milestones set forth herein, and (ix) uncertainties and assumptions regarding the impact of the COVID-19 pandemic on our business, operations, clinical trials, supply chain, strategy, goals and anticipated timelines. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. For further information regarding the risks, uncertainties and other factors that may cause differences between our expectations and actual results, you should review the “Risk Factors” section of our Annual Report on Form 10-K filed for the year ended December 31, 2021, our Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and our own internal estimates and research. While we believe these third-party sources to be reliable as of the date of this presentation, we have not independently verified, and make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while we believe our own internal research is reliable, such research has not been verified by any independent source. Forward-looking statements

Developing New Classes of Treatments

INSPIRED BY THE GENETICS OF EPILEPSY


DRD3
HTT
FMR1
OPA1
CACNA1A
KCNA1
SLC1A3
SETX
RFC1
CACNA1G
GABRB3
KCN1A
SCN8A
SCN2A
CDKL5
DNM1
UNC79
TRIM3
PCDH19
CACNA1A
MOVEMENT
EPILEPSY
PSYCHIATRY
TPH2
FKBP2
HTR2A
GABRB3
KCNT1
SCN1A
SYNGAP1
SHANK3

PRAXIS

3

Targeting common & rare diseases connected by neuronal imbalance


FOCUS AREA
PRECLINICAL
IND / PHASE ONE
PHASE TWO
REGISTRATION ENABLING
MOVEMENT DISORDERS
EPILEPSY
PSYCHIATRY
PRAX-050
Undisclosed
PRAX-944
Essential Tremor
PRAX-944
Parkinson's Disease
PRAX-090 (ASO)
SYNGAP1
PRAX-020
KCNT1
PRAX-100 (ASO)
SCN2A LoF
PRAX-628
Focal Epilepsy
PRAX-030
Undisclosed
PRAX-080 (ASO)
PCDH19
PRAX-222 (ASO)
SCN2A GoF DEE
PRAX-562
DEEs
PRAX-114
MDD

*PRAX-222 is in collaboration with Ionis Pharmaceuticals and RogCon, Inc. SCN2A-LOF, SYNGAP1 & PCDH19 ASOs are a collaboration with The Florey Institute of Neuroscience and Mental Health.

4

5 Praxis is built on four key pillars DEVELOPMENT INFORMED BY TRANSLATIONAL TOOLS TARGETS IDENTIFIED THROUGH GENETICS CLINICAL DEVELOPMENT PATHS TO POC ARE RIGOROUS & EFFICIENT DEVELOPMENT STRATEGIES ARE PATIENT-GUIDED

6 CASH RUNWAY into 1Q24 to advance each program through value inflecting milestones DEEP EARLY- STAGE PIPELINE Enables continuous advancement of new programs MULTI-BILLION DOLLAR REVENUE POTENTIAL from each of two key therapeutic franchises DATA RICH 2022 Topline results from four Phase 2 or registrational studies BROAD CNS PORTFOLIO Uncorrelated program risk & significant potential for indication expansion

7 Milestone rich 2H 2022 FOCUS AREA PROGRAM INDICATION Q2 2022 Q3 2022 Q4 2022 MOVEMENT DISORDERS PRAX-944 PRAX-944 ET PD INITIATE PHASE 2 TRIAL PHASE 2A PART B TOPLINE PHASE 2B ESSENTIAL1 STUDY TOPLINE  PSYCHIATRY MDDPRAX-114 PHASE 2 ACAPELLA STUDY TOPLINE PHASE 2/3 ARIA STUDY TOPLINE X EPILEPSY PRAX-562 PRAX-222 DEEs SCN2A-DEE PHASE 1 TOPLINE INITIATE SEAMLESS STUDY INITIATE PHASE 2 STUDY INITIATE PHASE 1 STUDYPRAX-628 FOCAL EPILEPSY 

8 MOVEMENT DISORDERS PRAX-944 T-Type Calcium Channel Inhibitor Essential Tremor Parkinson’s Disease 2Q 2022 PRAX-944 Ph 2a ET Part B Randomized Withdrawal Topline 2H 2022 Initiate PRAX-944 Ph 2 PD Trial KEY UPCOMING MILESTONES PRAX-944 Phase 2a Part B topline results disclosed in May 2022  4Q 2022 PRAX-944 Ph 2b ET Essential1 Study Topline

9 At Praxis, we DARE for MORE for people living with essential tremor 0 medications developed specifically for ET & only 1 medication approved for ET >50 years ago ~50% of patients that seek treatment discontinue medication due to limited efficacy & poor tolerability

10 3M Total Addressable Market Our focus is on elevating the standard of care to capture the $4B+ US ET market Source: Primary market research and praxis internal modeling and projections 1. Claims analysis indicates that 50% of diagnosed patients are on treatment; 2. Based on minimum of range for net price estimates from praxis covering analysts as of 16-december-2021- $3.6k 7M US Prevalence 1.5M Total Treated Market1 $4B+ US ET Market Opportunity2

11 T-Type calcium channels are gatekeepers of neuronal firing patterns in the CTC circuit Mutations in T-type calcium channels (TTCC) are genetically linked to familial ET TTCC drive burst firing in the CTC circuit Burst firing in the CTC circuit correlated with tremor in patients with ET and PD Deep Brain Stimulation reduces burst firing and tremor Source: Based on Milosevic 2018 figured on actual ET patient intraoperative real-time single-unit recordings of action potentials of individual neurons

12 PRAX-944 is a differentiated, selective T-type calcium channel blocker Source: Praxis Data on file Highly selective for T- type calcium channels Potential for effectiveness across range of neuronal activity levels Highly potent across all three T-type isoforms

13 Wide dosing range and modified release formulation for PRAX-944 may support improved tolerability & efficacy profile Source: Praxis Data on file 0 5 10 15 20 25 30 35 40 45 50 0 6 12 18 24 PR AX -9 44 P la sm a Co nc en tr at io n (n g/ m L) Time (h) SUSTAINED EXPOSURE WITH BLUNTED MR CMAX Source: Praxis Data on file PREDICTABLE PK, WIDE DOSING RANGE UP TO ~100 MG & FLEXIBILITY IN TITRATION 5mg 10mg 20mg 60mg 80mg 100mg 120mg

Marked functional benefit observed in patients treated with PRAX-944, while withdrawal of PRAX-944 results in regression to baseline severity


MODIFIED ADLs IN OPEN LABEL
MEAN % CHANGE FROM BASELINE
IMPROVEMENT
*p<0.05
-42%
-10%
Day 42
(N=11)
Day 70
(N=11)
PRAX-944 TREATED
OFF DRUG


MODIFIED ADLs IN RANDOMIZED WITHDRAWAL
MEAN % CHANGE FROM DAY 42
WORSENING
139%
Placebo
*p<0.05
PRAX-944
8%
Day 42
(N=11)
Day 56
(N=6 PRAX-944, N=5 Placebo)

*Nominal p-value based on ANCOVA
Source: Praxis Data on file from Part B of Phase 2a study

PRAXIS
14

15 SAFETY SUMMARY PRAX-944 was generally well tolerated in Part B of Phase 2a study 1 Participant had a pre-existing condition which was unrelated to study drug and required a medical procedure 2 One severe AE of essential tremor reported while on placebo following withdrawal of PRAX-944; all other AEs mild to moderate Source: Praxis Data on file • Safety profile in study consistent with previous experience with PRAX-944 • 8 of 11 participants completed open-label period at highest dose of 120 mg • 3 of 14 evaluable participants discontinued, with 1 discontinuation unrelated to study drug1 • All TEAEs leading to down-titration or discontinuation were mild to moderate2

16 Key PRAX-944 development questions in ET PRAX-944-221 Phase 2a Part B PRAX-944-222 Phase 2b Essential1 Study (ongoing) PRAX-944 Phase 3 (planned for 2023) Tolerability of PRAX-944 in ET and clear evidence of effect Efficacy, safety and tolerability of once-daily daytime treatment of 60 mg or 100 mg of PRAX-944 Demonstrate efficacy and safety for registration 

17 Source: clinicaltrials.gov/ct2/show/NCT05021991 PRAX-944 Phase 2b Essential1 study topline results expected 4Q22 *Composite sum of items 1 to 11 of TETRAS-ADL subscale and items 6 (bilateral) and 7 of TETRAS-PS; modified ADL score is calculated as the sum of all 13 items and ranges from 0 to 42 clinicaltrials.gov/ct2/show/NCT05021991 Screening: Day-28 to -1 Safety Follow-Up: Day 57 to 70 Safety Follow-Up Screening PLACEBO Intervention (Titration and Maintenance): Day 1 to 56 PRAX- 944 100 mg Randomization Titration Period Titration Period PRAX-944 60 mg PRIMARY ENDPOINT: Change from baseline to Day 56 on the Modified ADL*, functionally relevant & FDA- suggested endpoint MODIFIED ADL: TETRAS-ADL less social impact with addition of TETRAS-PS handwriting & spirals Score of 1 re-coded as 0; highest score of 3 per item Optional Extension: Day 57 to 189 Double-Blind Lead-in Period (43 days) Open Label Period (90 days) Safety Follow-Up (14 days) ~130 subjects

18 T-type Calcium Channels modulate the motor circuit in Parkinson’s disease and overlap with target for Deep Brain Stimulation Mcgregor mm, nelson ab. Neuron. 2019. Doi:10.1016/j.Neuron.2019.03.004 Tai c-h et al. J clin invest. 2011. Doi:10.1172/jci46482 THALAMO-CORTICAL PATHWAY IMBALANCE IN PD STN-Healthy STN-PD PRAX -944 DBS CEREBELLO-THALAMO-CORTICAL PATHWAY

19 Blocking T-type calcium channels with Ni2+ improves motor function in burst firing model of movement deficit in Parkinson’s disease Pan et al (2016) j clin invest doi: 10.1172/jci88170 BURST FIRING IN STN OF 6-OHDA PARKINSON’S MODEL BLOCK OF BURST FIRING IMPROVES MOVEMENT IN 6-OHDA PARKINSON’S MODEL

20 CLINICAL MEASUREMENTS: Motor function KEY QUESTION: Does PRAX-944 demonstrate motor improvement in patients? PRAX-944 Phase 2 Parkinson’s disease study expected to initiate 2H22 Safety Follow Up PRAX-944 Titration 5 mg to 100 mg DAY 1-49 DAY 50-77 PRAX-944 Titration Maintenance DAY 78-84 PLACEBO PLACEBO 2:1 Randomization N= ~42

EPILEPSY

PRAX-562 (DEEs)

PRAX-222 (SCN2A-GOF ASO)

PRAX-628 (Focal Epilepsy)

PRAX-020 (KCNT1)

PRAX-100 (SCN2A-LOF ASO)

PRAX-090 (SYNGAP1 ASO)

PRAX-080 (PCDH19 ASO)

PRAX-030 (Undisclosed)

KEY UPCOMING MILESTONES

2Q 2022
PRAX-562 Ph 1 Topline ✓

2H 2022
Initiate PRAX-562 Ph 2 DEE Trial

2H 2022
Initiate PRAX-222 Seamless SCN2A-DEE Trial

4Q 2022
Initiate PRAX-628 Ph 1 Trial

PRAXIS 21

Three key imperatives guide our epilepsy portfolio build

TARGETS IDENTIFIED THROUGH **GENETICS**

FOCUS ON NODES OF PATHOPHYSIOLOGICAL CONVERGENCE INFORMED BY GENETICS

- **PRAX-562** *SMALL MOLECULE*
- **PRAX-628** *SMALL MOLECULE*

FOCUS DIRECTLY ON UNDERLYING GENETIC DEFECTS IN RARE EPILEPSY

- **PRAX-222*** *ASO*
- **KCNT1 INHIB.** *SMALL MOLECULE*
- **PCDH19*** *ASO*
- **SYNGAP1*** *ASO*
- **SCN2A-LOF *** *ASO*
- **PRAXIS-030** *SMALL MOLECULE*

FOCUS ON IMPLICATED GENES IN COMMON DISEASES

- **PRAX-944** *SMALL MOLECULE*
- **PRAX-114** *SMALL MOLECULE*
- **TARGET ID BY POLYGENIC RISK VARIANTS** *SMALL MOLECULE*

*PRAX-222 in collaboration with Ionis Pharmaceuticals, Inc. and RogCon, Inc.. PCDH19 (PRAX-080), SYNGAP1(PRAX-090), SCN2A-LOF(PRAX-100) ASOs are a collaboration with The Florey Institute of Neuroscience and Mental Health.

PRAXIS 22

23 Delivering first and best-in-class precision medicines for 25,000+ rare epilepsy patients LGS: Lennox-Gastaut Syndrome; TSC: Tuberous Sclerosis Complex Source: Ambit Genetic Testing and Claims Data Analysis; EvaluatePharma; Sanders S. J. et al. Trends Neurosci. (2018); Wolff M. et al Brain (2017); U.S. DIAGNOSED PREVALENCE FOR RARE EPILEPSY PROGRAMS (PATIENTS ≤20 YEARS OF AGE) $742M ’21 sales $1.5B ’26 sales (consensus est.) First- and best-in-class PRAX precision medicines U.S. MARKET SIZE 1,500 1,000 1,250 1,600 2,250 8,000 PCDH19LGS, TSC, Dravet SCN8A GoF SCN2A GoF 25,000+ pts KCNT1 SYNGAP1 SCN2A LoF 35,000

24 Preclinical and emerging clinical data demonstrate PRAX-562 will be a first- and best-in-class NaV blocker for DEEs Superior selectivity for disease-state NaV channel hyperexcitability Convenient auto-titration regimen with stable PK Unprecedented therapeutic window with potential for superior safety and efficacy PRAX-562 SCN2A, SCN8A, TSC, + OTHER DEEs PAN-NAV BLOCKER SMALL MOLECULE

25 % INHIBITION OF hNaV1.6 PERSISTENT INa COMPARISON OF POTENCY AND SELECTIVITY Broader in vitro panel indicates PRAX-562 has best-in-class preferences *solubility concerns 0.01 0.1 1 10 100 1000 10000 0 20 40 60 80 100 Concentration (µM) % In hi bi tio n Carbamazepine Lamotrigine Cenobamate PRAX-562 Persistent INa IC50 (nM) Ratio of persistent to peak inhibition PRAX-562 141 60 Carbamazepine 77,520 30 Cenobamate 73,263 23 Lidocaine 68,230 19 Lamotrigine 78,530 16 Vixotrigene (BIIB074) 3,676 14 Lacosamide 833,100 n/a* Valproic Acid <10% @ 1 mM No inhibition MOST SELECTIVE MOST POTENT

Our mechanistic hypothesis translates to a wide therapeutic index in vivo

MES EFFICACY


MES Latency (sec)
60
40
20
0
ED50: 2 mg/kg
**
**
Veh
0.3
1
3
10
PRAX-562 (mg/kg, PO)

CD-1 mice; (n=12/group)
**p<0.01 vs. Veh

sLMA TOLERABILITY


Total Distance Travelled (mm)
70000
60000
50000
40000
30000
20000
10000
0
TD50: 44 mg/kg
**
**
Veh
10
20
40
PRAX-562 (mg/kg, PO)

CD-1 mice; (n=20/group)
ANOVA/Dunnett
**p<0.01 vs. Veh

Molecule	Plasma Therapeutic Index
PRAX-562	17.2x

Therapeutic Index (TI) = TC50 / EC50

PRAXIS
26

PRAX-562 completely blocks seizures in SCN2A and SCN8A GoF mutation mouse models

IN VIVO POC IN SCN2A SPONTAEOUS SEIZURES[1]



+50%
0
-50%
-100%
% Change in Seizures
*
**
**
Veh
0.3
1
3
10
PRAX-562 (mg/kg, PO)

Sidack's post hoc comparison test
*p<0.05 vs. Veh
**p<0.001 vs. Veh

IN VIVO POC IN SCN8A AUDIOGENIC EVOKED SEIZURES[2]



100%
50%
0%
Proportion with Seizures
**
Veh
1
3
10
PRAX-562 (mg/kg, PO)

**Significant protection vs. Veh
χ^2_2 = 16.0, Fisher's p = 0.0002

[1] PRAX-562 inhibition of spontaneous seizures in Q54 GoF mice.
[2] PRAX-562 inhibition of audiogenic seizures in N1768D D/+ mice

PRAXIS

27

28 PRAX-562 Phase 1 study summary • PRAX-562 was well-tolerated in Part A of the study, with no clinically significant safety findings. The majority of TEAEs were considered mild to moderate in both Part A and Part B of the study. • Co-administration of supra-therapeutic doses of PRAX-562 and oxcarbazepine led to additive sodium blocking effects, providing information about optimal target exposures for concomitant use of PRAX-562 and oxcarbazepine, and additional supportive evidence of PRAX-562 sodium channel blocking effects. Participants in Part B who received PRAX-562 in combination with oxcarbazepine developed TEAEs consistent with sodium channel blocking effects, leading to study withdrawal for five participants. One participant in Part B experienced drug-related SAEs that required hospitalization and resolved that day. No similar SAEs have been previously reported for PRAX-562. • In Part A, dosing with 90 mg of PRAX-562 over 28 days resulted in concentrations that exceeded the EC50 in the MES model by 13-fold (based on mean concentration at Day 28), indicating the potential for a wider therapeutic index than other SCBs. • In Part A, statistically significant changes were observed between placebo and 90 mg of PRAX-562 on qEEG and on ASSR, a pharmacosensitive biomarker for assessing neuronal sensory function. Two-part , placebo-controlled study evaluating safety, tolerability, PK & PD of 90 mg of PRAX-562 over 28 days (Part A, N=12) and of 600 mg BID of oxcarbazepine in combination with 120 mg of PRAX-562 as compared to oxcarbazepine alone in adult healthy volunteers (Part B, N=18) Source: Praxis Data on file

29 PRAX-222 (SCN2A) PRAX-562 (SCN2A, SCN8A, TSC) PRAX-628 (FOCAL EPILEPSY) Three epilepsy drugs in clinic by end of 2022 Initiate Seamless Study: 2H22* Initiate Phase 2 Study: 2H22 Initiate Phase 1 Study: 4Q22 PRAX-222 and PRAX-562 received Orphan Drug Designations for severe pediatric epilepsy indications from the FDA and EMA, and Rare Pediatric Disease designation from the FDA. *In April 2022, the FDA placed the first-in-patient study of PRAX-222 on clinical hold

DARE for MORE™